UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

Veoneer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38471	82-3720890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section C, 6th Floor SE-111 64

Box 13089, SE-10302

Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 527 762 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2018, Veoneer, Inc. (“Veoneer” or the “Company”) entered into several agreements with Autoliv, Inc. (“Autoliv”) in connection with the previously announced spin-off of Veoneer from Autoliv (the “spin-off”), including the following:

•	Distribution Agreement (the “Distribution Agreement”)

•	Employee Matters Agreement

•	Tax Matters Agreement

•	Amended and Restated Master Transition Services Agreement

A summary of certain material features of these agreements can be found in the section entitled “Certain Relationships and Related Persons Transactions” in Veoneer’s Information Statement dated June 8, 2018 (the “Information Statement”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, the Employee Matters Agreement, the Tax Matters Agreement and the Amended and Restated Master Transition Services Agreement, copies of which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.01	Completion of the Acquisition or Disposition of Assets.

Effective on June 29, 2018, pursuant to the Distribution Agreement, Autoliv completed the spin-off through the distribution by Autoliv of all of the outstanding shares of common stock of Veoneer to Autoliv stockholders in a tax-free, pro rata distribution. Each Autoliv stockholder as of the close of business on June 12, 2018, the common stock record date, and Autoliv Swedish Depository Receipt (“SDR”) holder as of the close of business on July 2, 2018, the SDR record date, received one share of Veoneer common stock or one Veoneer SDR for every one share of Autoliv common stock or SDR held by such person on the applicable record date.

Veoneer is now an independent public company, and on July 2, 2018, Veoneer’s common stock began regular-way trading on the New York Stock Exchange under the symbol “VNE” and its SDRs began trading on Nasdaq Stockholm under the symbol “VNE SDB.” Autoliv distributed a total of approximately 87 million shares of Veoneer common stock to the Autoliv stockholders as of the close of business on the record date.

Item 5.01	Changes in Control of Registrant.

The spin-off described in the Information Statement was consummated on June 29, 2018.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Veoneer Board of Directors

Prior to the spin-off, the board of directors of Veoneer (the “Board”) consisted of Jan Carlson, James M. Ringler, Aaron Schaal, Johan Löfvenholm and Mathias Hermansson. In connection with the spin-off, Mr. Schaal, Mr. Löfvenholm and Mr. Hermansson resigned from the Board and Robert W. Alspaugh, Kazuhiko Sakamoto, Wolfgang Ziebart, Mary Cummings, Mark Durcan and Jonas Synnergren were appointed to the Board. The Board currently consists of Jan Carlson, Robert W. Alspaugh, James M. Ringler, Kazuhiko Sakamoto, Wolfgang Ziebart, Mary Cummings, Mark Durcan and Jonas Synnergren. Biographical information for each of the current directors can be found in the Information Statement under the section entitled “Management” which is incorporated herein by reference.

Veoneer Executive Officers

In connection with the spin-off, the appointments of Jan Carlson as Chief Executive Officer of Veoneer and Johan Löfvenholm as Chief Operating Officer of Veoneer became effective. Mathias Hermansson will continue to serve as Chief Financial Officer and Executive Vice President, Financial Affairs of Veoneer. Biographical information for Mr. Carlson, Mr. Hermansson and Mr. Löfvenholm can be found in the Information Statement under the section entitled “Management,” which is incorporated herein by reference.

Agreements with Directors and Officers

The employment agreements of Jan Carlson, Chief Executive Officer of Veoneer, Johan Löfvenholm, Chief Operating Officer of Veoneer, Thomas Jönsson, Executive Vice President, Communications and Investor Relations of Veoneer, and Lars Sjöbring, Executive Vice President, Legal Affairs, General Counsel and Secretary of Veoneer became effective in connection with the spin-off. Mathias Hermansson entered into an employment agreement with Autoliv in connection with his commencement of employment, which agreement has been transferred to Veoneer. A summary of the terms of each of these agreements is included in the section of the Information Statement entitled “Veoneer’s Anticipated Compensation Programs,” which is incorporated herein by reference. These summaries do not purport to be complete and are qualified in their entirety by reference to the full text of each employment agreement, which are filed as Exhibits 10.4, 10.6, 10.8, 10.10 and 10.11, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The change-in-control severance agreements of Mr. Carlson, Mr. Sjöbring and Mr. Löfvenholm became effective in connection with the spin-off. A summary of the terms of each of these change-in-control severance agreements is included in the section of the Information Statement entitled “Veoneer’s Anticipated Compensation Programs,” which is incorporated herein by reference. These summaries do not purport to be complete and are qualified in their entirety by reference to the full text of each change-in-control severance agreement, which are filed as Exhibits 10.5, 10.7, and 10.9, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Each of Veoneer’s executive officers and directors entered into an indemnification agreement with Veoneer, effective at the time of the spin-off. These agreements require Veoneer to indemnify its directors and executive officers to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Such agreements set forth the procedures and conditions for obtaining such indemnification or advancement of expenses. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is filed as Exhibit 10.12, to this Current Report on Form 8-K, and incorporated herein by reference.

Veoneer 2018 Stock Incentive Plan

In connection with the spin-off, the Veoneer, Inc. 2018 Stock Incentive Plan (the “Incentive Plan”) became effective. A summary of the principal terms of the Stock Incentive Plan is set forth in the section of the Information Statement entitled “2018 Stock Incentive Plan,” which summary is incorporated herein by reference. The summary of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and is incorporated herein by reference.

Veoneer Non-Qualified Retirement Savings Plan

In connection with the spin-off, Veoneer adopted the Veoneer Non-Qualified Retirement Savings Plan (the “Non-Qualified Plan”), effective July 1, 2018. Pursuant to the Non-Qualified Plan, eligible participants, including certain executive officers, may elect to defer a stated percentage of their compensation for each plan year, as determined by the administrative committee of the plan; provided, however, the amount deferred may not exceed 25% of a participant’s compensation. Earnings (and losses) are credited to participants’ accounts based on participant choices between various investment options and the rate of return determined by the administrative committee of the plan. Participants are eligible to receive matching contributions equal to 80% of their deferred amounts. Deferred amounts in excess of 7% of the participant’s compensation are not eligible for matching contributions. The Company may credit “non-elective contributions” to a participant’s account of one or more in such amounts as determined by the Board in its sole discretion. Participants are always 100% vested in their deferred amounts and earnings thereon; provided, however, matching contributions and earnings thereon in a participant’s account are subject to forfeiture if the participant is determined by the Board to have stolen Company assets, violated the Company’s Business Conduct Policy or disclosed confidential business or technical information of the Company to unauthorized third parties. The summary of the Non-Qualified Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Qualified Plan, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2018, the Restated Certificate of Incorporation of Veoneer (the “Certificate of Incorporation”) and the Amended and Restated Bylaws of Veoneer (the “Bylaws”) became effective. A summary of the principal terms of the Certificate of Incorporation and Bylaws is set forth in the section of the Information Statement entitled “Description of Capital Stock,” which is incorporated herein by reference. The summary of the Certificate of Incorporation and the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.05	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the spin-off, the Company’s previously adopted Code of Conduct and Ethics for Senior Officers and Code of Conduct and Ethics for Directors became effective. These policies are available in the “Governance” section of Veoneer’s website.

Item 8.01	Other Events.

In connection with the distribution, the Company’s previously adopted Corporate Governance Guidelines became effective. The Corporate Governance Guidelines are available in the “Governance” section of Veoneer’s website.

On July 2, 2018, the Company issued a press release announcing the completion of the spin-off and the start of Veoneer’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

2.1	Distribution Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

3.1	Amended and Restated Certificate of Incorporation of Veoneer, Inc.

3.2	Amended and Restated Bylaws of Veoneer, Inc.

10.1	Employee Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.2	Tax Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.3	Amended and Restated Master Transition Services Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.4	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Jan Carlson, incorporated herein by reference to Exhibit 10.7 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.5	Severance Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Jan Carlson, incorporated herein by reference to Exhibit 10.8 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.6	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Johan Löfvenholm, incorporated herein by reference to Exhibit 10.10 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.7	Change-in-Control Severance Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Johan Löfvenholm, incorporated herein by reference to Exhibit 10.11 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.8	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Lars Sjöbring, incorporated herein by reference to Exhibit 10.12 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.9	Change-in-Control Severance Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Lars Sjöbring, incorporated herein by reference to Exhibit 10.13 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.10	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Thomas Jönsson, incorporated herein by reference to Exhibit 10.14 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.11	Employment Agreement, effective as of December 20, 2017, by and between Veoneer, Inc. and Mathias Hermansson, incorporated herein by reference to Exhibit 10.9 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.12	Form of Indemnification Agreement between Veoneer, Inc. and its officers and directors.

99.1	Information Statement of Veoneer, Inc. dated as of June 8, 2018.

99.2	Press Release dated July 2, 2018.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Distribution Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

3.1	Amended and Restated Certificate of Incorporation of Veoneer, Inc.

3.2	Amended and Restated Bylaws of Veoneer, Inc.

10.1	Employee Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.2	Tax Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.3	Amended and Restated Master Transition Services Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.4	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Jan Carlson, incorporated herein by reference to Exhibit 10.7 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.5	Severance Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Jan Carlson, incorporated herein by reference to Exhibit 10.8 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.6	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Johan Löfvenholm, incorporated herein by reference to Exhibit 10.10 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.7	Change-in-Control Severance Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Johan Löfvenholm, incorporated herein by reference to Exhibit 10.11 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.8	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Lars Sjöbring, incorporated herein by reference to Exhibit 10.12 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.9	Change-in-Control Severance Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Lars Sjöbring, incorporated herein by reference to Exhibit 10.13 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.10	Employment Agreement, effective as of June 29, 2018, by and between Veoneer, Inc. and Thomas Jönsson, incorporated herein by reference to Exhibit 10.14 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.11	Employment Agreement, effective as of December 20, 2017, by and between Veoneer, Inc. and Mathias Hermansson, incorporated herein by reference to Exhibit 10.9 to the Company’s Registration Statement on Form 10 (File No. 001-38471, filing date May 21, 2018).

10.12	Form of Indemnification Agreement between Veoneer, Inc. and its officers and directors.

99.1	Information Statement of Veoneer, Inc. dated as of June 8, 2018

99.2	Press Release dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEONEER, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Executive Vice President, Legal Affairs, General Counsel and Secretary

Date: July 2, 2018